EXHIBIT 10.6
                                      LEASE



         THIS AGREEMENT, made this 14th, day of June, 1991, by and between XWAY, Inc. d/b/a Interstate Park, hereinafter called "Landlord," and First Team Management, Inc., whose principal place of business is located in Orange County, Florida, hereinafter called "Tenant."

1.       PREMISES

         a. Landlord leases and demises to Tenant for any lawful purpose, and Tenant hereby leases and rents from Landlord the following described premises, hereinafter sometimes referred to as the "Demised Premises," located in Orange County, Florida, and more particularly described on Exhibit "A" attached hereto and made a part hereof, together with all incidental rights and privileges in and about the Demised Premises as may be necessary or convenient to Tenant's business.

         b. The above-described Demised Premises includes all buildings, structures and other improvements constructed and to be constructed, if any, thereon, and all easements, rights and appurtenances thereto.

2.       TERM OF LEASE

         a. The primary term and duration of this lease shall be for a period of five (5) years (plus the first partial month, if any), commencing from the commencement date herein provided.

         b.  The commencement date shall be July 15th, 1991.

         c. Tenant shall have until the commencement date (here referred to as the "Inspection Period"), to determine, in Tenant's sole and absolute discretion, that the Demised Premises are suitable and satisfactory for Tenant's intended use. In the event Tenant notifies Landlord in writing within the Inspection Period that Tenant does not intend to proceed with the leasing of the Demised Premises, then this Agreement shall automatically terminate and be null and void and neither party shall have any further liability or obligation hereunder.

3.     RENT

         a. Tenant's liability for rent shall commence to accrue on the commencement date as defined in paragraph 2b above, provided that this lease has not been terminated prior thereto. If the rent commencement date begins on a date other than the first of the month, the rent for such partial initial month shall be prorated and shall be due and payable on the first day of the first full calendar month of the term hereof. The annual minimum rent to be paid by Tenant to Landlord for the first twelve (12) months of the term of this lease shall be $92,984 plus Florida sales tax. Such rental shall be payable in equal monthly installments on the first day of each calendar month during the term hereof.


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The parties further agree that the annual minimum rent shall be increased yearly to reflect fluctuations in the consumer price index. The parties hereto adopt as a standard for measuring fluctuations in the Consumer Price Index (revised using the 1982-84 averages as equal to 100), United States average on all items and commodity groups issued by the Bureau of Labor Statistics of the United States, hereinafter referred to as the "Price Index." The Average of the Price Index for the three (3) months prior to the commencement date shall be taken as the Basic Standard and that figure will therefore be the Basic Standard, as the term is hereinafter used. These adjustments shall be made in the rent by multiplying the initial annual minimum rent charged hereunder by a fraction, the numerator of which shall be the new Price Index figure, and the denominator of which shall be the Basic Standard. The new Price Index figure to be used shall be the Price Index for the month immediately preceding the relevant anniversary date of the Lease, provided however, that such adjustment shall not increase the annual minimum rent more than eight percent (8%) during any twelve (12) month period.

In the event that the Price Index ceases to use the 1982-84 average of 100 as the basis of calculation, or if a substantial change is made in the terms or particular items contained in the Price Index, then the Price Index shall be adjusted to the figure that would have been arrived at, had the change in the manner of computing the Price Index in effect at the commencement of the full term of this Lease not be effected. In the event that such Price Index (or a successor or substitute Price Index) is not available, a reliable governmental or other nonpartisan publication evaluating the information theretofore used in determining the Price Index shall be used.

         b. All payments of rent hereunder shall be made to Landlord as the same become due in lawful money of the United States, at such places as hereinafter may be designated. Nothing contained in this lease shall be construed to be or create a partnership or joint venture between Landlord and Tenant.

         c. In addition to the payments required herein as rent to the Landlord, the Tenant shall also pay the following:

                  (1) All association fees, occupational licenses and other licenses necessary in the operation of the business to be carried on in the Demised Premises.

                  (2) All utility services provided to the Demised Premises, including, but not limited to, water, gas, electric, and telephone, as they from time to time shall accrue and be due and payable during the term of this lease.

                  (3) Tenant shall pay to the appropriate governmental agencies ad valorem taxes and special assessments with respect to the Demised Premises and the improvements thereon during the term of this lease or any extension thereof. It is further understood and agreed that all ad valorem taxes assessed during the first and last years of the term of this lease shall be prorated and that Tenant shall only be liable for such portions of such taxes assessed for said first and last years as its months of occupancy during any of said years shall bear to the total of twelve (12) months. In the


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event of the imposition of any special assessment or assessments which may be paid in annual installments, at Tenant's option exercisable by written notice to Landlord, Landlord shall advise the appropriate governmental agency of its intention to elect payment in annual installments and Tenant shall be liable for only such annual installments as shall be due and payable during the term of this lease, or, if the option to extend shall be exercised, the extended term hereof. Should Tenant fail to pay any tax or special assessment when due and payable, Landlord may, if Landlord so desires, pay the same and the amount together with any penalties which Landlord may have paid, shall immediately become due and payable to Landlord as additional rent. Tenant shall have the right in its name or in Landlord's name, whichever shall be appropriate, but at its own cost and expense, to file and prosecute applications for reduction of assessed valuation and to institute legal proceedings for the reduction thereof. In no event shall Tenant be liable for payment of any income, estate or inheritance taxes imposed upon the Landlord or the estate of the Landlord with respect to the Demised Premises. Landlord agrees to promptly deliver copies of all tax notices and tax bills to the Tenant so that Tenant may timely contest any proposed tax increase and promptly pay the tax due as to take advantage of any discounts allowed for timely payment. Notwithstanding anything to the contrary herein, this Lease shall be deemed a triple net lease.

         Landlord shall use reasonable efforts to obtain from the taxing authorities a separate assessment for the Demised Premises if said premises are part of a larger parcel. If such separate assessment shall be obtained, the real estate taxes payable by Tenant shall be paid by Tenant directly to the taxing authority. If Landlord shall be unable to obtain such separate assessment, and the tax bill covering the Demised Premises shall include property in addition to the Demised Premises, Tenant shall pay its proportionate share of said tax bill to Landlord, which proportionate share shall equal the product obtained by multiplying the amount of the tax bill by a fraction, the numerator of which is the acreage contained within the Demised Premises and the denominator of which is the total land owned by the Landlord and assessed in the tax bill less the fair market value of any improvements not located on the Demised Premises. Tenant shall pay its share within thirty (30) days after Landlord notifies Tenant of the amount thereof and furnishes Tenant with a copy of the tax bill and the calculations by which Tenant's share has been determined. Landlord shall pay said tax bill when due. In no event shall Tenant be liable for interest or penalties, if Tenant shall pay such taxes within such thirty (30) day period. Landlord will furnish Tenant with a copy of the receipted tax bill promptly after demand therefor.

         d. The Tenant shall have a five (5) year option to renew this lease upon the terms and conditions as herein provided, providing that it shall give Landlord notice in writing at least one hundred eighty (180) days prior to the expiration of the primary term of this lease, that it intends to renew the same. The extension shall be upon the same terms and conditions as the primary term of the Lease; provided, however, that the annual minimum rental shall continue to be adjusted pursuant to the provisions of Section 3.


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4.       CONSTRUCTION OF IMPROVEMENTS -- REPAIRS

         a. The Tenant, during the term of this lease or any extension or renewal of this lease, may, at its expense, make such improvements to the Demised Premises as shall be reasonably desired by Tenant (the "Improvements"). Tenant shall notify Landlord of its desire to have such Improvements constructed and the parties shall mutually agree upon the plans and specifications for such Improvements. The Tenant agrees that all damage or injury done to the Demised Premises by the Tenant or by any person who may be in or upon the Demised Premises, except the Landlord, Landlord's agents, servants and employees, shall be repaired by the Tenant at its expense. The Tenant agrees at the expiration of this lease or upon the earlier termination thereof, to quit and surrender said Demised Premises in good condition and repair, reasonable wear and damage by act of God or fire or other causes beyond the control of Tenant excepted.

         b. Tenant shall be permitted to install, use on and about, and remove from the Demised Premises at any time or times all such buildings, additions to buildings, equipment, exterior and interior signs, trade fixtures, and other personal property, and make such alterations and improvements, at its cost, in and about the Demised Premises as it may desire.

         c. Tenant shall maintain the Improvements on the Demised Premises in good structural condition and repair, shall make all structural repairs and replacements necessitated by any cause other than Landlord's negligence, and shall make all repairs or replacements necessitated by any peril covered by a Standard Fire and Extended Coverage insurance policy to the extent of the proceeds received from such insurance policy, whether or not caused by Landlord's negligence.

         Tenant shall have no authority to create or place any lien or encumbrance of any kind whatsoever upon, or in any manner to bind, the interest of Landlord in the Demised Premises, and Tenant covenants and agrees promptly to pay all sums legally due and payable by it on account of any labor performed by it on the Demised Premises upon which any lien is or can be asserted against the Demised Premises or the improvements thereon.

5.       TIME OF THE ESSENCE

         It is agreed that time is of the essence in respect to the provisions contained in this lease.

6.       DELIVERY OF POSSESSION

         If for any reason the Landlord cannot deliver possession of the Demised Premises with the Improvements to the Tenant on the commencement date this lease shall not be voided, but the term hereof shall commence at such time as the Landlord is able to deliver possession, provided, however, that if the Landlord cannot deliver possession of the leased property by August 1, 1991 the Tenant shall be entitled to terminate this lease.


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7.       WARRANTIES AND TITLE INSURANCE

         a. Tenant shall be entitled to receive a good and marketable first Leasehold interest in and to the Demised Premises and Improvements free and clear of all liens, encumbrances and other exceptions, except such as Tenant may waive. This lease is subject to Tenant, at its expense, being able to procure, within thirty (30) days of the date hereof, a leasehold title insurance binder from a reputable title insurance company satisfactory to Tenant agreeing to issue a valid title insurance policy insuring Tenant's leasehold interest. Said title binder must show that Landlord's title to the Demised Premises is good and marketable, free, clear and unencumbered, and subject to no liens, encumbrances or exceptions (other than current real estate taxes not delinquent), except such as Tenant may, at its option, waive, and that Tenant has a valid and binding first leasehold interest without exception other than such taxes and waived exceptions. Without in any way limiting the generality of the foregoing, said title binder shall contain no exceptions for (i) rights or claims of parties in possession not shown by the public records, (i) boundary line disputes, encroachments or other exceptions to be covered by the survey or surveyor's certificate required hereinbelow, (iii) easements or claims of easements not shown by the public records, (iv) any lien or right to a lien for services, labor or material heretofore or hereafter furnished, imposed by law and not shown by the public records, and (v) taxes or special assessments which are not shown as existing liens by the public records. In the event the binder or commitment fails to show such good and marketable title, subject only to the aforesaid permitted exceptions, Tenant shall notify Landlord of the exceptions or defects in such title within ten (10) days of its receipt of said binder and Landlord shall have sixty (60) days to cure such exceptions and defects and render the title marketable; provided that all such exceptions and defects shall be cured no later than the commencement date hereunder, unless extended by Tenant to permit Landlord additional time in which to cure. Tenant shall also have the right to attempt to cure at its expense any exceptions or defects in title, but there shall be no obligation on Tenant to do so. Landlord shall diligently pursue the curing of title exceptions and defects, the satisfaction of all conditions and requirements hereunder and shall cooperate with Tenant in the satisfaction of conditions and elimination of other difficulties. In the event that Landlord is unable to cure defects in title by the commencement date, Tenant shall have the right to terminate this lease and the parties hereto shall thereafter be relieved of any obligations, liabilities or responsibilities arising hereunder.

         b. Landlord covenants and warrants that Landlord has good and marketable title in fee simple to the Demised Premises free and clear of all liens, encumbrances and easements, except with respect to the existing mortgage to Southeast Bank, N.A. which shall not be considered a title defect pursuant to 7a above or any subsequent mortgage, provided however, during the term of this lease, Landlord shall not increase the amount of indebtedness on the Demised Premises in excess of the purchase option contained hereinbelow, and has full power and authority to make this lease. Tenant shall have and enjoy full, quiet and peaceful possession of the Demised Premises, their appurtenances and all rights and privileges incidental thereto during the term hereof and all extensions and renewals thereof.

         c. Landlord has no knowledge of any anti-pollution, environmental laws, rules,


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regulations, ordinances, orders of directives which would hinder, prevent or substantially obstruct the construction, access to or operation of an automobile dealership.

8.       COMPLIANCE WITH LAWS AND ORDINANCES

         a. Tenant shall comply with all federal, state, county and city laws and ordinances and all rules and regulations of any duly constituted authority present and future affecting or respecting the use or occupancy of the Demised Premises by Tenant, or the business at any time thereon transacted by Tenant or any assignee or subtenant of Tenant, after the commencement of the term of this lease.

         b. Tenant shall at all times keep the Demised Premises, the building thereon and all appurtenances in a clean and sanitary condition, according to the applicable statutes, city ordinances, and the directions or regulations of the proper public authorities.

9.       COVENANT OF QUIET ENJOYMENT

         The Tenant, upon the payment of the rent herein reserved and upon the performance of all of the terms of this lease, shall at all times during the lease term and during any extension or renewal term peaceably and quietly enjoy the Demised Premises without any disturbance from the Landlord or from any other person claiming through the Landlord.

10.      TERMINATION

         The Tenant shall vacate the Demised Premises in the good order and repair in which such premises are at the time of commencement of the term hereof, ordinary wear and tear, depreciation, damage and loss from the elements, loss covered by insurance, and other occurrences beyond the reasonable control of Tenant excepted, and shall remove all of its property therefrom so that the Landlord can repossess the Demised Premises not later than noon on the day upon which this lease or any extension thereof ends, whether upon notice or by holdover or otherwise. The Landlord shall have the same rights to enforce this covenant by ejectment and for damages or otherwise as for the breach of any other condition or covenant of this lease. The Tenant may at any time prior to our upon the termination of this lease or any renewal or extension thereof remove from the Demised Premises all materials, equipment and property of every other sort or nature the cost of which was paid for by the Tenant, provided that such property is removed without substantial injury to the Demised Premises. No injury shall be considered substantial if it is promptly corrected by restoration to the condition prior to the installation of such property, if so requested by the Landlord. Any such property not removed shall become the property of the Landlord.

11.      INSURANCE

         a. The Tenant shall, at its sole cost and expense, cause to be placed in effect immediately upon commencement of the term of this lease, and shall maintain in full force and effect during said term (i) fire and extended coverage insurance covering all Improvements, structures and their contents on the Demised Premises on a full replacement cost basis but in no event less than the mortgage and any other debt financing on the Demised Premises (no deduction for depreciation), Insuring all risks of direct physical loss, and excluding unusual perils such as nuclear attack, earth movement, flood and war, with deductibles or self insurance consistent with insurance industry practices, and (ii) bodily injury and property damage comprehensive public liability insurance with a combined single limit of not less than $1,000,000.00 including deductibles or self insurance consistent with insurance industry practices.

         b. The Tenant shall deliver to Landlord a duplicate original of each such policy, or in lieu thereof, a certificate issued by the carrier. Each such policy or certificate shall provide that the same shall not be cancelled without at least ten (10) days prior written notice to Landlord, and shall name Landlord any mortgagee as an additional insured thereunder.

12.      UTILITIES

         The Tenant agrees to pay for all water, fuel, gas, oil, heat, electricity, power, materials, and services which may be furnished to it or, used by it in, or about the Demised Premises and to keep said Demised Premises, free and clear of any lien, or encumbrance of any kind whatsoever created by Tenant's act or omission.

13.      CONDEMNATION

         a. The parties hereto agree that, should the whole of the Demised Premises be taken or condemned by any competent authority for any public or quasi-public use or purpose during the term of this lease and prior to the Tenant's exercise of its option to purchase the Demised Premises, this lease shall terminate as of the time when possession thereof is required for public use and from that day on the parties shall be released from further obligations hereunder. Tenant reserves unto itself the right to prosecute its claim for an award based upon its leasehold interest for such taking, without impairing any rights of Landlord for the taking.

         In the event that a part of the Demised Premises shall be taken or condemned and (a) the part so taken includes the Improvements on the Demised Premises or any part thereof, or (b) the part so taken shall remove from the Demised Premises ten percent (10%) or more of the front depth of the parking area thereof or more than a depth of ten (10) feet, whichever is greater, or (c) the part so taken shall consist of twenty percent (20%) or more of the total parking area, or (d) such partial taking shall result in cutting off direct access from the Demised Premises to any adjacent public street or highway, then and in any such event, the Tenant may, at any time either prior to or within a period of ninety (90) days after the date when possession of the Demised Premises shall be required by the condemning authority, elect to terminate this lease or, Tenant may, as an alternative to such termination of this lease, elect to purchase the Demised Premises in accordance with its purchase option, except that there shall be deducted from the purchase price to be paid for the Demised Premises all of the Landlord's award from the condemnation proceeding. In the event that the means of ingress and egress to the Demised Premises are in any way blocked or partially blocked as a result of any road construction or other improvements, Landlord agrees to waive all of Tenant's obligations during such period of construction or improvement.

         b. In the event of a taking which does not give rise to an option to terminate or an option to purchase the Demised Premises, or in the event of a taking which does give rise to such options but Tenant does not elect to exercise same, Landlord shall, to the extent of Landlord's award from such taking (which word "award" shall include any settlement, or purchase price under a sale in lieu of condemnation), promptly restore, replace or repair the Demised Premises to the same condition as existed immediately prior to such taking insofar as is reasonably possible. If the award shall exceed the amount spent or to be spent promptly to effect such restoration, repair or replacements, such excess amount shall be divided between Landlord and Tenant so that Tenant shall receive a portion of the award which shall be attributable to (i) the value of the trade fixtures lost and/or damaged as a result of the condemnation; (ii) the cost of removal of the fixtures, equipment and inventory; (iii) that percentage of the award attributable to the value of the improvements on the Demised Premises the cost of which was contributed by the Tenant; and (iv) the value of Tenant's leasehold estate hereunder had the property not been condemned.

14.      ASSIGNMENT AND SUBLETTING

         The Tenant may assign this lease or let or underlet the whole or any part of said Demised Premises without the prior consent of the Landlord. Any such assignment or subletting shall not relieve Tenant of its obligations under this lease.

15.      HOLDING OVER

         In the event Tenant continues to occupy the Demised Premises after the last day of the term hereby created, or after the last day of any extension of said term, and the Landlord elects to accept rent thereafter, a tenancy from month to month only shall be created and not for any longer period.

16.      WAIVER OF SUBROGATION

         Landlord and Tenant do hereby waive any and all claims against the other for damage to or destruction of any improvements upon the Demised Premises (whether or not resulting from the negligence of Tenant) which is covered by insurance which Tenant is obligated to carry under the terms of this lease; provided, however, that this waiver shall not be applicable if it has the effect of invalidating the Landlord's or Tenant's insurance coverage.

17.      RELATIONSHIP OF PARTIES

         It is understood and agreed that the relationship of the parties hereto is strictly that of Landlord and Tenant and that this lease shall not be construed as a joint venture or partnership. The Tenant is not and shall not be deemed to be the agent or representative of the Landlord.

18.      RIGHT TO PURCHASE

         a. At any time during the term of the lease, Tenant shall have the option to purchase the Landlord's interest in the Demised Premises upon thirty
(30) days' prior written notice to Landlord. The cash purchase price to be paid by Tenant to Landlord shall be the amount obtained using the following formula:

                        10 x Net Rental = Purchase Price

         As used herein, the term "Net Rental" shall be defined as the annual minimum rental due from Tenant to Landlord during the year in which the Tenant exercises its option to purchase. The Landlord shall convey the Demised Premises to the Tenant free and clear of all liens and encumbrances.

         b. EXERCISE OF OPTION. If the Tenant elects to exercise the option granted herein, it shall furnish at least thirty (30) days advance written notice to Landlord.

         c. SURVEY. At any time while this lease is in effect, Tenant may have the Demised Premises surveyed at Tenant's sole cost and expense. Landlord agrees to deliver a copy of any surveys in Landlord's possession upon request by Tenant.

         d. EXPENSES, PRORATION AND CONVEYANCE. The Landlord shall pay for documentary stamps on the Deed and the Tenant shall pay for recording the Deed. At closing Tenant shall deliver the cash required to close and Landlord shall convey title to Tenant by general warranty deed.

         e. CLOSING DATE. This option shall be closed at the offices of Landlord's attorney not later than one hundred twenty (120) days after notice of exercise.

         f. CLOSING PROCEDURE. At the Closing, the parties shall deliver the following duly executed documents and funds:

                  (1)  By Landlord:

                       (i) a statutory warranty deed conveying fee simple title to the Demised Premises to Tenant.

                       (ii) a no-lien affidavit in a form satisfactory to Tenant's attorney.

                       (iii) an Owner's Title Commitment showing no change, except for the elimination of the outstanding first mortgage to Southeast Bank, N.A. or any subsequent Lender, from the Commitment to be issued under paragraph 7 in the amount of the purchase price.


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                       (iv)  such other instruments and documents provided in
this option and as may be reasonably required in order to consummate the transaction herein contemplated.

                  (2)  By Tenant:

                       (i) a certified check or a cashier's check payable to the order of Landlord for the cash to close or a wire transfer of said funds to a bank account designated by Landlord.

         g. MEMORANDUM OF OPTION. Simultaneously with the execution of this lease the parties hereto shall execute a Memorandum of Option Agreement solely for the purpose of recording in the public records.

19.      PERSONAL PROPERTY

         The Landlord acknowledges that Landlord has no interest in any personal property or equipment or furniture and fixtures which may be installed by the Tenant upon the Demised Premises, and the Landlord agrees in the future to furnish the Tenant, upon request, such Landlord's Waiver or Mortgagee's Waiver or similar document as may be reasonably required by an institutional lender or equipment lessor in connection with the Tenant's acquisition or financing respecting such personal property, equipment, furniture and fixtures. The Tenant shall have the right to remove same at the termination of this lease, and, notwithstanding anything to the contrary contained in this lease, Tenant shall be permitted five (5) days after the effective date of termination of the term or any renewal or hold-over term within which to accomplish the removal, and shall be obligated to repair any damage caused by removal.

20.      DEFAULT AND INSOLVENCY

         a. Default in the performance of any covenant, agreement, obligation or condition herein, or breach of any warranty or representation herein, voluntary institution of any insolvency proceedings or steps, as debtor or insolvent, whether such default, breach or institution be on the part of Tenant or Landlord, or involuntary insolvency proceedings brought against either Tenant or Landlord which are not dismissed within sixty (60) days, shall entitle the other party, at its option, to terminate this lease, if, after giving notice by such other party to the offending party of such intention to terminate, setting forth the grounds therefor, the offending party does not within thirty (30) days take prompt and diligent steps to remedy such ground or grounds of termination. The party which has the option of terminating this lease under the provisions of the preceding sentence may, at its option, and in lieu of its other rights and remedies, correct such default and charge the reasonable cost thereof to the offending party, which said charge shall constitute a legal and valid debt of the party so charged. In the event of any default under this lease by Landlord, Tenant may after obtaining a judgment against Landlord, without being judged in default hereunder, withhold payments of rent or other sums due Landlord by Tenant, and apply same to cure any such default by Landlord. Upon any such termination for any default of Tenant, Landlord, its agent or attorney, shall have the right, without further notice or demand, to reenter and remove all persons and Tenant's


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property therefrom without being deemed guilty of any manner of trespass, or
Landlord, its agent or attorney, may resume possession of the Demised Premises and re-let the same for the remainder of the term at the best rent Landlord, its agent or attorney, may obtain, making reasonable efforts in connection therewith, for the account of Tenant which shall make good any deficiency. In addition to the foregoing rights, each party shall have such other and further rights as are allowed by law or in equity. Failure to exercise any right hereunder on any one or more occasions shall not be .deemed a waiver of such right or any subsequent right. In the event either party is in default in the performance of any term, covenant, agreement or condition contained in this lease, the defaulting party shall reimburse the non-defaulting party for all costs and expense, including without limitation, court costs and reasonable attorneys' fees incurred by it in protecting the interests, whether or not litigation is involved.

21.      SUBORDINATION

         a. The Tenant shall subordinate its interest in the Demised Premises to the lien of any first mortgage placed upon the Demised Premises to finance the cost of construction of the Improvements and to all terms, conditions and provisions thereof, to all advances made, and to any renewal, extensions, modifications or replacement thereof.

         b. If the lease is in full force and effect and there are no defaults hereunder on the part of the Tenant, the right of possession of Tenant to the Demised Premises and Tenant's rights arising out of this lease shall not be affected or disturbed by the mortgagee in the exercise of any of its rights under the mortgage or the note secured thereby, nor shall Tenant be named as a party defendant to any foreclosure of the lien or mortgage, nor in any other way be deprived of its rights under this lease. In the event that the mortgagee or any other person acquires title to the Demised Premises pursuant to the exercise of any remedy provided for in the mortgage, this lease shall not be terminated or affected by said foreclosure or sale or any such proceeding, and the mortgagee shall agree that any sale of the Demised Premises pursuant to the exercise of any rights and remedies under the mortgage, or otherwise, shall be made subject to this lease and the rights of the Tenant hereunder. Tenant agrees to attorn to the mortgagee or such person as its new Landlord and the lease shall continue in full force and effect as a direct lease between Tenant and mortgagee or such other person upon all the terms, covenants and agreements set forth in the lease.

22.      ESTOPPELS

         Landlord and Tenant do each hereby agree at any time and from time to time that within not more than ten (10) days after written request by the other, to execute, acknowledge and deliver to the other a written statement in such form as may be required by a potential or existing lender or buyer certifying that its lease is unmodified and in full force and effect (or, if there have been modifications, that the same are in full force and effect as modified and stating the modifications) and the dates to which the rent and other charges have been paid in advance, if any, it being intended that any such statement may be relied upon by any prospective purchaser of the fee or mortgage or assignee of any mortgage upon the fee of the Demised Premises.

23.      TENANT'S RIGHTS TO CURE LANDLORD'S DEFAULTS

         The Landlord agrees that if the Landlord fails to perform any obligation, including its obligation to pay any interest, principal, cost or other charges upon any mortgage or mortgages or other liens and encumbrances affecting the Demised Premises and to which this lease may be subordinate when any of the same become due, or if Landlord fails to make any repairs or do any work required of the Landlord by the provisions of this lease, or in any other respects fails to perform any covenant or agreement in this lease contained on the part of the Landlord to be performed, then and in such event after the continuance of any such failure or default for thirty (30) days after notice in writing thereof is given by the Tenant to the Landlord, notwithstanding any delay or forbearance in giving such notice, Tenant may perform any such obligation or pay said principal, interest cost and other charges, and cure such defaults, all on behalf of and at the expense of the Landlord. The Tenant may further do all necessary work and make all necessary payments in connection therewith including, but not limited to, the payment of any attorney's fees, costs and charges of or in connection with any legal action which may have been brought. The Landlord agrees to pay to the Tenant forthwith any amount so paid by the Tenant, together with interest thereon at the maximum legal rate. All sums charged to Landlord by Tenant hereunder shall be indebtedness of Landlord to Tenant payable on demand. If any such indebtedness or any other indebtedness of Landlord to Tenant is due at any time, Tenant may, in addition to other remedies, withhold all rent accruing hereunder and apply the same to the payment of such indebtedness. If all such indebtedness is not fully paid at the expiration of the original term of this lease or any extension thereof, Tenant may, at its option, extend this lease on the same covenants and conditions as herein provided, until such indebtedness is fully paid by application of all rents thereto.

24.      ACCESS

         The Landlord hereby warrants, represents and covenants to the Tenant that Tenant has access to all street fronts and adjoining rights-of-way. If any street, adjoining right-of-way, or all or any part of the parking area is obstructed or blocked for repairs, reconstruction or otherwise, by acts of the Landlord or an affiliated entity, to the extent the operation of Tenant's business is substantially adversely affected, a fair and reasonable reduction of rent shall be made. Landlord shall, at its own costs and expense, provide all access roads and driveways, fully paved, to the property lines of the Demised Premises.

25.      ENTRY AND INSPECTION

         The Tenant shall permit Landlord and its agents to enter the Demised Premises at all reasonable times for any of the following purposes: to inspect the same; to maintain the building in which the said Demised Premises are located; to make such repairs to the Demised Premises as the Landlord is obligated or may elect to make; to post notices of nonresponsibility for alterations or additions or repairs. The Landlord shall have such right of entry and the right to fulfill the purpose thereof without any rebate of rent to the Tenant for any loss of occupancy or quiet enjoyment of the Demised Premises thereby occasioned.

26.      NOTICES

         All notices to be given to the Tenant shall be in writing, deposited in the United States mail, certified or registered, return receipt requested, with postage prepaid, and addressed to the Tenant at 350 South Lake Destiny Drive, Suite 200, Orlando, Florida 32810. Notices by the Tenant to Landlord shall be in writing, deposited in the United States mail, certified or registered, return receipt requested, with postage prepaid, and addressed to the Landlord at 997 W. Kennedy Blvd., Orlando, Florida 32810 Attn: Bernard Kaplan. Notices shall be deemed delivered the day after same are deposited in the United States mail, as above provided. Change of address by either party must be by notice given to the other in the same manner as above specified.

27.      ZONING AND LICENSING

         The Landlord agrees upon request by Tenant to sign promptly and without charge therefore to the Tenant, any application for occupational licenses and permits as may be required by the Tenant for the conduct and operation of the business herein authorized or for the proper use of the Demised Premises, this to include, without limitation, applications for occupational licenses, signs, and any other licenses where the signature of the Landlord or owner is required by the applicable laws of the state, county, or municipality in which the Demised Premises are located that are in effect and in force at the time, the cost of any such licenses and permits to be borne by the Tenant.

28.      TENANT'S SIGNS

         The Landlord hereby warrants, represents and covenants to the Tenant that Tenant shall have the right to install and maintain its standard signs advertising Tenant's business, as revised from time to time. Subject to local codes, deed restrictions and/or waiver of same.

29.      COOPERATION

         Landlord shall fully cooperate with Tenant throughout the term of this lease and all extensions and renewals to secure and maintain proper zoning, building and other permits and compliance with all applicable laws, and Landlord shall execute all such petitions, requests and the like as Tenant shall reasonably request for such purposes.

30.      FORCE MAJEURE

         If Landlord or Tenant is delayed or prevented from performing any of their respective obligations under this lease by reason of strike or labor troubles or any outside cause whatsoever (other than inability to obtain financing) beyond Landlord's or Tenant's reasonable control, the period of such delay or such prevention shall be deemed added to the time herein provided for the performance of any such obligations.

31.      SUCCESSORS AND ASSIGNS

         The covenants, terms, conditions, provisions, and undertakings in this lease or in any renewals thereof shall extend to and be binding upon the heirs, executors, administrators, successors, and assigns of the respective parties hereto, as if they were in every case named and expressed, and shall be construed as covenants running with the land; and wherever reference is made to either of the parties hereto, it shall be held to include and apply also to the heirs, executors, administrators, successors, and assigns of such party, as if in each and every case so expressed.

32.      DECLARATION OF GOVERNING LAW

         This lease shall be governed by, construed and enforced in accordance with the laws of the State of Florida.

33.      GRAMMATICAL USAGE

         In construing this lease, feminine or neuter pronouns shall be substituted for those masculine in form and vice versa, and plural terms shall be substituted for singular and singular for plural in any place in which the context so requires.

34.      ADDITIONAL INSTRUMENTS

         The parties agree to execute and deliver any instruments in writing necessary to carry out any agreement, term, condition, or assurance in this lease whenever occasion shall arise and request for such instruments shall be made.

35.      MARGINAL NOTES

         The captions and marginal notes of this lease are inserted only as a matter of convenience and for reference and in no way define, limit, or describe the scope or intent of this lease, nor in any way affect this lease.

36.      ENTIRE AGREEMENT

         This lease, together with any written agreements which shall have been executed simultaneously herewith, contains the entire agreement and understanding between the parties. There are no oral understandings, terms, or conditions, and neither party has relied upon any representation, express or implied, not contained in this lease or the simultaneous writings heretofore referred to. All prior understandings, terms, or conditions are deemed merged in this lease. This lease cannot be changed or supplemented orally.

37.      MODIFICATION

         This lease may not be changed orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modifications, or discharge is sought.

38.      SEVERABILITY

         If any provision of this lease shall be declared invalid or unenforceable, the remainder of the lease shall continue in full force and effect.

39.      ATTORNEYS' FEE

         In the event that it becomes necessary for either party to bring suit to enforce the terms of this lease, then the prevailing party shall be entitled to recover all costs, including reasonable attorneys' fees, against the nonprevailing party.

40.      CONSTRUCTION

         Landlord and Tenant hereby acknowledge that each has participated equally in the drafting of this lease and, accordingly, no court construing this lease shall construe it more stringently against one party than the other.

41.      HAZARDOUS WASTE

         Tenant agrees to indemnify and hold Landlord harmless against any loss or liability resulting from Tenant's use or storage of hazardous waste or any other containments on the Demised Premises.

42.      RADON GAS

         Radon is a naturally occurring radioactive gas which, when accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit. Pursuant to ss.404.056(8), Florida Statutes.

         IN WITNESS WHEREOF, the parties have executed this lease as of the day and year first above written.

Witnesses:                               TENANT:

                                         First Team Management, Inc.
                                         General Partner

-------------------------

-------------------------                By:
                                            -----------------------------


Witnesses:                               LANDLORD:
                                         XWAY, Inc. d/b/a Interstate Park

------------------------
                                       By:
-------------------------                --------------------------------
                                           Bernard Kaplan